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               HARTFORD LEADERS SOLUTION OUTLOOK (SERIES I AND IR)
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-40414



    SUPPLEMENT DATED MAY 27, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 2, 2005

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    SUPPLEMENT DATED MAY 27, 2005 TO YOUR STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Global Growth V.I. Fund changed its name to Mercury Global Growth V.I. Fund. All references to Merrill Lynch Global Growth Fund are deleted and replaced with Mercury Global Growth V.I. Fund.

Merrill Lynch Large Cap Growth V.I. Fund changed its name to Mercury Large Cap Growth V.I. Fund. All references to Merrill Lynch Large Cap Growth Fund are deleted and replaced with Mercury Large Cap Growth V.I. Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE STATEMENT OF ADDITIONAL INFORMATION
                             FOR FUTURE REFERENCE.

HV-5192